UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2006

TRICELL, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50036	88-0504530
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

33 Lawton Street, Congleton
Cheshire, CW12 1RU, United Kingdom
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 011 44 870 753 2360

6 Howard Place, Stoke-on-Trent, Staffordshire, ST1 4NQ United Kingdom
(Former address of Principal executive Officers)

Copies to:
Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 981-6767
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 9 2006, Andre Salt resigned as member of the board of directors of Tricell, Inc. (the “Company”), effective immediately. There was no disagreement or dispute between Mr. Salt and the Company which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tricell Inc.

Date: November 15, 2006	By:	/s/ Neil Pursell
Neil Pursell
Chief Financial Officer